UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 22, 2004
Date of Report (Date of Earliest Event Reported)

Gevity HR, Inc.

(Exact Name of Registrant as Specified in Charter)

Florida	0-22701	65-0735612

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 301 Boulevard West
Suite 202
Bradenton, Florida 34205

(Address of Principal Executive Offices and Zip Code)

(941) 748-4540

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

Exhibit
Number	Description
99.1	Press release, dated April 22, 2004, announcing that Gevity HR, Inc. filed a registration statement with the Securities and Exchange Commission covering a proposed underwritten public offering of common stock.

99.2	Press release, dated April 22, 2004, announcing financial results for the first quarter ended March 31, 2004.

Item 9. Regulation FD Disclosure

     On April 22, 2004, Gevity HR, Inc. (the “Company”) issued a press release announcing that the Company filed a registration statement with the Securities and Exchange Commission covering a proposed underwritten public offering of common stock, a copy of which is furnished herewith as Exhibit 99.1.

Item 12. Results of Operations and Financial Condition

     On April 22, 2004, the Company issued a press release announcing its financial results for the first quarter ended March 31, 2004, a copy of which is furnished herewith as Exhibit 99.2.

     The contents of this report and the exhibits hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2004 GEVITY HR, INC.
By:	/s/ Gregory M. Nichols
	Name:	Gregory M. Nichols
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release, dated April 22, 2004, announcing that Gevity HR, Inc. filed a registration statement with the Securities and Exchange Commission covering a proposed underwritten public offering of common stock.

99.2	Press release, dated April 22, 2004, announcing financial results for the first quarter ended March 31, 2004.